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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported):  June 22, 1998


     LEHMAN ABS CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1998, which forms Lehman Home Equity Loan Trust 1998-3, which will issue Class A Certificates).


                            LEHMAN ABS CORPORATION
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     (Exact name of registrant as specified in its charter)

               Delaware               333-39649        13-3447441
      ----------------------------  ------------   -------------------
      (State or Other Jurisdiction  (Commission    (I.R.S. Employer
           of Incorporation)        File Number)   Identification No.)


      Three World Financial Center
      200 Vesey Street
      New York, New York                                  10022
      -----------------------------------------------------------
      (Address of Principal                             (Zip Code)
       Executive Offices)


      Registrant's telephone number, including area code (212) 526-7000
                                                         ----- --------

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Item 5.  Other Events.
----     ------------

Filing of Derived Materials.*
---------------------------

     In connection with the offering of the Mortgage Loan Asset Backed Certificates, Series 1998-3 (the "Certificates") Lehman Brothers Inc., as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although the Registrant provided the Underwriter with certain information regarding the characteristics of the assets in the related portfolio, it did not participate in the preparation of the Derived Materials. Pursuant to Rule 311 of Regulation S-T, the Registrant is filing certain computational materials by paper filed on Form SE on June 11, 1998.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K ("the Form 8-K"), Lehman ABS Corporation (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission in relation to its Lehman Home Equity Loan Trust 1998-3.

Incorporation of Certain Documents by Reference
-----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), Financial Asset Securities Corp. (the "Registrant") will incorporate by reference the financial statements of Financial Security Assurance Inc., into the Registrant's registration statement (File No. 333-39694). The financial statements will be referred to in the prospectus supplement relating to Lehman Home Equity Loan Trust 1998-3. In connection with the incorporation of such documents by reference, the Registrant is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 23.1.





__________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus and the Prospectus Supplement of Lehman ABS Corporation, relating to its Lehman Home Equity Loan Trust 1998-3, Class A Certificate.





Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.1 The Consent of Independent Auditors of the Certificate Insurer to the Lehman Home Equity Loan Trust 1998-3.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LEHMAN ABS CORPORATION



                              By: /s/ Samir A. Tabet
                                  -------------------------------
                                  Name:  Samir A. Tabet
                                  Title:  Senior Vice President



Dated:  June 22, 1998

                                Exhibit Index
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Exhibit                                                Page
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23.1 The Consent of Coopers   . . . . . . . . . . . . . . . . . . . . . . . 6


                                                                 Exhibit 23.1

              EXHIBIT 23.1:  CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Prospectus Supplement (dated June 19, 1998) of Home Loan and Investment Bank, F.S.B. relating to the Lehman Home Equity Loan Trust 1998-3 of our report dated January 26, 1998, on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997. We also consent to the reference to our Firm under the caption "Experts".



                                   /s/Coopers & Lybrand L.L.P.
                                   ---------------------------


New York, New York
June 17, 1998